                                                                     EXHIBIT 10

                     NOTE MODIFICATION AGREEMENT AND WAIVER

     THIS NOTE MODIFICATION AGREEMENT AND WAIVER dated as of March 15, 1997 ("Effective Date") by and among American Bankers Insurance Group, Inc. a Florida corporation (the "Company"), and the lenders signatory hereto (the "Lenders").

                                   WITNESSETH:

     WHEREAS, on September 12, 1991, the Company issued its $23,000,000 aggregate principal amount of 10.20% Promissory Notes (the "Notes") to the several Lenders pursuant to that certain Loan Agreement dated as of September 12, 1991 (the "Loan Agreement"), by and between the Company, on the one hand, and the several Lenders, on the other hand; and

     WHEREAS, the Company has informed the Lenders that prior to the effective date of this Note Modification Agreement and Waiver, Company or its subsidiaries entered into and maintained, on a continuous basis in any 12-month period, Rentals (as defined in Section 9(J) of the Notes) in aggregate amounts up to $7,500,000; and

     WHEREAS, the provisions of the Notes may be amended and/or waived if the Company obtains the agreement or consent in writing to such amendment and waiver by the holders of at least 66 2/3% in aggregate principal amount of all outstanding Notes; and

      WHEREAS, the Lenders listed below as signatories to this Note Modification Agreement and Waiver represent that collectively they hold, at a minimum, the requisite percentage referenced above; and

     WHEREAS, the Lenders pursuant to Section 10 of the Notes agree to waive Company's compliance with the provision of Section 9(J) relative to the authorized Rental amounts for all time periods prior to the effective date of this Note Modification Agreement and Waiver and further, agree to modify and increase the maximum authorized aggregate amount of Rentals as set forth below; and

     NOW, THEREFORE, in consideration of the premises and the agreements herein contained and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Modification to the Notes: The Notes are each hereby amended and modified as follows:

     A. Paragraph (J) of Section 9 of each of the Notes is hereby amended to read in its entirety as follows:

                 Rentals. The Company will not, and will not cause or permit any subsidiary to, enter into, as lessee, or be a party to, any lease having an original or unexpired term (including renewals at the option of the lessor or lessee) of more than three (3) years, if after giving effect to such lease, the aggregate amount of rentals for any period of twelve (12) consecutive months payable by the Company and its subsidiaries with respect to all such leases shall exceed $7,500,000 (excluding any rentals payable under leases between the Company and any subsidiary or between any subsidiaries, any rentals included within the definition of "Funded Indebtedness" and any rentals resulting from any sale and leaseback of the Company's Miami Headquarters). For purposes of this Paragraph (J), the term "rentals," with respect to any lease and for any


                                       -1-

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               period, shall mean the aggregate amount payable under such lease for such period by the lessee to the lessor.

     2. The provisions of Paragraph 9(J) of the Notes shall be waived as follows:

                 Pursuant to Section 10 of the Notes, the Lenders agree for all time periods prior to the effective date of this Note Modification Agreement and Waiver to waive the condition contained in Paragraph 9(J) of the Notes concerning the maximum authorized amount of Rentals which Company may maintain during the term of the Notes and further waive all rights or remedies which Lenders had, have or may have in the future regarding Company's maintenance of Rentals in excess of said authorized maximum Rental amounts during said time periods.

      3. Representations and Warranties. As, among other things, an inducement to each of the Lenders to enter into this Note Modification Agreement and Waiver and to consent to the waiver contained herein, the Company represents and warrants as of the date hereof, after giving effect to the execution and delivery of this Note Modification Agreement and Waiver that:

           (A) Each of the representations and warranties of the Company made in or pursuant to the Loan Agreement, or pursuant to any certificate or other document delivered in connection therewith including all amendments thereto is true and correct in all material respects on and as of the date hereof (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date) including all representations and warranties made in Note Modification Agreement dated April 14, 1994.

           (B) Except as otherwise indicated in this Note Modification Agreement and Waiver, no event has occurred nor has any situation existed, since September 12, 1991, which would have resulted, either immediately, or with notice or the lapse of time or both, in an Event of Default under the Loan Agreement or the Notes (in each case as amended by this Note Modification Agreement and Waiver), and the execution and delivery of this Note Modification Agreement and Waiver will not result, either immediately, or with notice or lapse of time or both, in an Event of Default under the Loan Agreement or the Notes (in each case as amended by this Note Modification Agreement and Waiver). No event has occurred which, either immediately, or after the giving of notice or the lapse of time or both, would constitute an event of default under any other evidence of Funded Indebtedness of the Company.

      4.   Miscellaneous.

           (A) Defined Terms. Capitalized terms used herein but not defined shall have the respective meanings ascribed thereto in the Notes.

           (B) No Other Amendments. Except as expressly provided herein, no term or provision of the Notes or the Loan Agreement shall be deemed to be amended, supplemented or modified, and each term and provision of the Notes and the Loan Agreement shall remain in full force and effect.

           (C) Governing Law. This Note Modification Agreement and Waiver shall be governed by and construed in accordance with the laws of the state of New York.

           (D) Counterparts. This Note Modification Agreement and Waiver may be executed in any number of counterparts, each of which shall constitute on and the same instrument.

All other terms of the Notes and Loan Agreement remain as written.

      IN WITNESS WHEREOF, the parties hereto have caused this Note Modification Agreement and Waiver to be duly executed and delivered in their respective names by their duly authorized officers, as of the date first above written.



                                   AMERICAN BANKERS INSURANCE GROUP, INC.
                                   ("Company")

                                   By:
                                   Name:      Floyd Denison
                                   Title:     Executive Vice President



                                   NEW YORK LIFE INSURANCE COMPANY
                                   ("Lender")

                                   By:
                                   Name:
                                   Title:



                                   NEW YORK LIFE INSURANCE AND ANNUITY
                                   CORPORATION
                                   ("Lender")

                                   By:
                                              New York Life Insurance Company
                                   By:
                                   Name:
                                   Title:





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
                           NOTE MODIFICATION AGREEMENT

     NOTE MODIFICATION AGREEMENT dated as of April 14, 1994 by and among American Bankers Insurance Group, Inc., a Florida corporation (the "Company"), and each of the lenders set forth on Annex I hereto (the "Lenders").

                                   WITNESSETH:

     WHEREAS, on September 12, 1991, the Company issued its $23,000,000 aggregate principal amount of 10.20% Promissory Notes (the "Notes") to the several Lenders pursuant to that certain Loan Agreement dated as of September 12, 1991 (the "Loan Agreement"), by and between the Company, on the one hand, and the several Lenders, on the other hand;

     WHEREAS, the Company has informed the Lenders that it intends to issue on a continuous basis up to $200,000,000 aggregate principal amount of medium term notes, due nine months to thirty years from the date of issuance (the "Medium Term Notes"), pursuant to an Indenture of Trust (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee");

     WHEREAS, the Company has informed the Lenders that, in connection with the issuance of the Medium Term Notes, it will enter into an amendment (the "Amendment") of that certain Amended and Restated Revolving Credit and Reimbursement Agreement by and between the Company and Barclays Bank PLC, New York Branch, as agent (in such capacity, the "Agent"), the Issuing Bank, as defined therein, and the Banks, as described therein (the "Revolving Credit Agreement"), pursuant to which the security interest granted by the Company in favor of the Agent for the ratable benefit of the Issuing Bank and the Banks, pursuant to the Pledge Agreement (as defined in the Revolving Credit Agreement), in the Pledged Stock (as defined in the Pledge Agreement) shall be released and the Pledge Agreement shall be terminated; and

     WHEREAS, the Amendment and the Indenture will provide that if an event of default under the Revolving Credit Agreement shall have occurred and be continuing, immediately upon the request of the Agent, the Company will (i) pledge, or to the extent applicable, cause its Subsidiaries to pledge, free and clear of all encumbrances, all the outstanding capital stock of each Significant Subsidiary (as defined in the Revolving Credit Agreement) on an equal and ratable basis (a) to the Agent, for the ratable benefit of the Issuing Bank and the Banks, and (b) to the Trustee, for the ratable benefit of the beneficial holders of the Medium Term Notes, and (ii) execute and deliver, and to the extent applicable, cause its subsidiaries and the Significant Subsidiaries to execute and deliver, a stock pledge agreement and any other documents in connection with such stock pledge agreement;

     NOW, THEREFORE, in consideration of the premises and the agreements herein contained and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Modifications to the Notes. The Notes are each hereby amended and modified as follows:

     (A) Paragraph (A) of section 9 of each of the Notes is hereby amended to read in its entirety as follows:

          "(A) Funded Indebtedness. The Company will not, and will not cause or permit any subsidiary to, create, incur, assume, guarantee or in any manner become liable in respect of any Funded Indebtedness other than

          (i)       the Notes and the Medium Term Notes;

          (ii) Funded Indebtedness of any subsidiary to the Company or to another subsidiary, or Funded Indebtedness owing to a subsidiary;

          (iii) guarantees of Funded Indebtedness by any subsidiary existing as of April 14, 1994 pursuant to the LESOP Guaranty Agreement;

          (iv) renewals, extensions or modifications of existing Funded Indebtedness; or

          (v) additional Funded Indebtedness of the Company, if immediately after giving effect thereto and to the retirement of any indebtedness which is being retired concurrently with the incurrence of such additional Funded Indebtedness of the Company:


                    (i) consolidated Senior Indebtedness, excluding the Notes, does not exceed 40% of Total Capitalization;

                    (ii) consolidated Funded Indebtedness does not exceed 60% of Total Capitalization; and

                    (iii) the Company is not in default in any material respect in any covenant contained in this section 9."

          (B) Paragraph(D) of section 9 of each of the Notes is amended to replace the reference to "Section 7.02(o) of the Revolving Credit Agreement" with a reference to "Section 7.01(m) of the Revolving Credit Agreement".

          (C) Paragraph (F) of section 9 of each of the Notes is amended to replace the reference to "Section 7.02(o) of the Revolving Credit Agreement" with a reference to "Section 7.01(m) of the Revolving Credit Agreement".

          (D) Paragraph (G) of section 9 of each of the Notes is hereby amended to replace the reference to the figure "$150 million" with a reference to the figure "$325 million".

          (E) Paragraph (N) of section 9 of each of the Notes is hereby amended to replace the reference to the ratio "2.0 to 1" with a reference to the ratio "4.0 to 1".

          (F)  Section 11 of each of the Notes is hereby amended as follows:

               (i) A new definition of the term "Medium Term Notes" is hereby added in the appropriate alphabetical order, to read

               "Medium Term Notes" shall mean the promissory notes of the Company issued on a continuous basis in an aggregate principal amount of up to $200,000,000 outstanding at any one time, due nine months to thirty years from the date of issuance, pursuant to an Indenture of Trust dated as of April 15, 1994, between the Company and The Bank of New York, as trustee.

               (ii) The definition of "Revolving Credit Agreement" set forth in section 11 of each of the Notes is hereby amended to replace the phrase "as amended to the Closing Date" with the phrase "as amended or restated through April 4, 1994".

               (iii) A new definition of the term "Revolving Credit Agreement Amendment" is hereby added in the appropriate alphabetical order, to read:

               "Revolving Credit Agreement Amendment" shall mean the amendment dated as of April 4, 1994 to the Revolving Credit Agreement."

          (G) Paragraph (G) of section 12 of the Notes is hereby amended to read in its entirety as follows:

          "(G) any default shall occur or condition shall exist in respect of any indebtedness of $1 million or more (other than the Notes) of the Company or any subsidiary outstanding or under any agreement or instrument relating to any such indebtedness, the effect of which is to cause (or permit any holder thereof to cause) the acceleration of the maturity of such indebtedness, and in such event the entire principal of, and all accrued interest on, and a premium calculated in accordance with paragraph (A) of section 4 with respect to, this Note shall become immediately due and payable, without demand or notice of any kind;".

          2. Representations and Warranties. As, among other things, an inducement to each of the Lenders to enter into this Agreement and to consent to the issuance of the Medium Term Notes pursuant to the Indenture and the execution of the Amendment in connection therewith, the Company represents and warrants as of the date hereof, after giving effect to the execution and delivery of this Agreement, the Amendment and the Indenture, and the consummation of the transactions contemplated thereby, that:

               (A) Each of the representations and warranties of the Company made in or pursuant to the Loan Agreement, or pursuant to any certificate or other document delivered in connection therewith, is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date); provided that for the purposes this clause (A), the reference to the fiscal year ended December 31, 1990 contained in section 2(A) of the Loan Agreement shall be deemed to be a reference to the fiscal year ended December 31, 1993, and references to all reports filed with the Securities and Exchange Commission shall be deemed to be the most recently filed of such report or reports.

               (B) No event has occurred nor has any situation existed, since September 12, 1991, which would have resulted, either immediately, or with notice or the lapse of time or both, in an Event of Default under the Loan Agreement or the Notes (in each case as amended by this Agreement), and the execution and delivery of the Amendment and the Indenture, and the consummation of the transactions contemplated thereby, will not result, either immediately, or with notice or lapse of time or both, in an Event of Default under the Loan Agreement or the Notes (in each case as amended by this Agreement). No event has occurred nor has any situation existed or is existing which, either immediately, or after the giving of notice or the lapse of time or both, would constitute an event of default under any other evidence of Funded Indebtedness of the Company.

               3.   Miscellaneous.

               (A) Defined Terms. Capitalized terms used herein but not defined shall have the respective meanings ascribed thereto in the Notes.

               (B) No Other Amendments. Except as expressly provided herein, no term or provision of the Notes or the Loan Agreement shall be deemed to be amended, supplemented or modified, and each term and provision of the Notes and the Loan Agreement shall remain in full force and effect.

               (C) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               (D) CounterParts. This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in their respective names by their duly authorized officers, as of the date first above written.

                              AMERICAN BANKERS INSURANCE GROUP, INC.

                              By:
                                 --------------------------
                              Name: Floyd Denison
                              Title: Executive Vice President


                              NEW YORK LIFE INSURANCE COMPANY

                              By:
                                 --------------------------
                              Name:
                              Title:


                              NEW YORK LIFE INSURANCE AND ANNUITY
                              CORPORATION

                              By:
                                 --------------------------
                              Name:
                              Title:


                              PROVIDENTMUTUAL LIFE AND ANNUITY
                              COMPANY

                              By:
                                 --------------------------
                              Name:
                              Title:


                              CONTINENTAL AMERICAN LIFE INSURANCE
                              COMPANY

                              By:
                                 --------------------------
                              Name:
                              Title: